UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2020

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street, Fifth Floor

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 16, 2020, Andrey Zarur notified Solid Biosciences Inc. (the “Company”) of his decision to resign as Chairman of the Board of Directors of the Company (the “Board”) and as a member of the Board, effective immediately. Dr. Zarur’s decision to resign from the Board was not due to a disagreement on any matter related to the Company’s operations, policies or practices. Following Dr. Zarur’s resignation, on June 16, 2020, the Board appointed Ian Smith as Chairman of the Board.

(e) The Company held its Annual Meeting of Stockholders on June 16, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Solid Biosciences Inc. 2020 Equity Incentive Plan (the “Plan”), which had previously been approved by the Board, subject to stockholder approval.

A description of the material terms and conditions of the Plan is set forth in “Proposal No. 3—Approval of the Solid Biosciences Inc. 2020 Equity Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April  28, 2020, and is incorporated herein by reference. A complete copy of the Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting to consider and vote upon the matters listed below. The following is a summary of the matters voted on at that meeting.

1.

The Company’s stockholders elected Matthew Arnold, Adam Stone and Lynne Sullivan as Class II directors to serve until the 2023 Annual Meeting of Stockholders, each director to hold office until his or her successor has been duly appointed and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Matthew Arnold	28,087,891	2,768,350	7,787	4,744,252
Adam Stone	27,818,339	3,037,904	7,785	4,744,252
Lynne Sullivan	29,692,763	1,163,328	7,937	4,744,252

2.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopersLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,557,304	33,473	17,503	0

3.	The Company’s stockholders approved the Solid Biosciences Inc. 2020 Equity Incentive Plan. The results of the stockholders’ vote with respect to such plan were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
29,741,112	1,107,581	15,335	4,744,252

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Solid Biosciences Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: June 18, 2020	By:	/s/ Jennifer Ziolkowski
Name: Jennifer Ziolkowski
Title: Chief Financial Officer